Nationwide Life Insurance Company: • Nationwide Variable Account-13

Prospectus supplement dated June 9, 2006 to
Prospectus dated May 1, 2006

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

1.	Effective June 9, 2006, the Janus Aspen Series - Core Equity Portfolio: Service Shares changed its name to Janus Aspen Series - Fundamental Equity Portfolio: Service Shares.